WISDOMTREE TRUST

WisdomTree Emerging Markets Corporate Bond Fund

(Ticker Symbol: EMCB)

(the “Fund”)

Supplement Dated May 6, 2022

to the currently effective

Statutory Prospectus (the “Prospectus”) and

Statement of Additional Information (“SAI”) for the Fund

The following information supplements and should be read in conjunction with the Prospectus and SAI for the above-listed Fund.

Effective immediately, Jean-Dominique Bütikofer is no longer a member of the Sub-Adviser’s Emerging Markets Debt Portfolio Management team. Accordingly, all references to Jean-Dominique Bütikofer are deleted and replaced with Anil Katarya. The following change is also being made:

In the “Management – Sub-Advisers – Portfolio Managers – Voya IM” section of the Fund’s Statutory Prospectus, the following information replaces the information related to Jean-Dominique Butikofer:

Mr. Anil Katarya, CFA, Portfolio Manager, Global Head of the Investment Grade Credit Team, joined Voya IM in 2000 and is responsible for managing the credit allocation for external client business across multi-sector and credit portfolios.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-EMCB-0522